SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS                                  MARCH 1, 1996

--------------------------------------------------------------------------------

  3100 Breckinridge Blvd., Bldg 200
  Duluth, Georgia 30199-0062
  (800) 544-5445

  Smith Barney Appreciation Fund Inc. (the "Fund") is a mutual fund which seeks long-term appreciation of shareholders' capital through investments primarily in equity securities.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated March 1, 1996, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting an Investments Representative of PFS Investments Inc. ("PFS Investments"). The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Pro-spectus in its entirety.

PFS DISTRIBUTORS, INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SMITH BARNEY
Appreciation Fund Inc.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   12
-------------------------------------------------
VALUATION OF SHARES                            15
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             15
-------------------------------------------------
PURCHASE OF SHARES                             17
-------------------------------------------------
EXCHANGE PRIVILEGE                             23
-------------------------------------------------
REDEMPTION OF SHARES                           24
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           27
-------------------------------------------------
PERFORMANCE                                    27
-------------------------------------------------
MANAGEMENT OF THE FUND                         28
-------------------------------------------------
DISTRIBUTOR                                    29
-------------------------------------------------
ADDITIONAL INFORMATION                         30
-------------------------------------------------

   No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company whose sole investment objective is to seek long-term appreciation of shareholders' capital through investments primarily in equity securities. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers two classes of shares ("Clas-ses") to investors purchasing through PFS Investments Representatives designed to provide them with the flexibility of selecting an investment best suited to their needs--the two classes of shares available are: Class A shares and Class B shares. In addition to Class A and Class B shares, the Fund offers Class C and Class Y shares to investors purchasing through Smith Barney Inc. ("Smith Barney"), a distributor of the Fund. Those shares have different sales charges and other expenses than Class A and Class B shares which may affect perfor-mance.

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemp-tions. Class B shares bear an annual service fee of 0.25% and an annual distri-bution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. The maximum purchase amount for Class B shares is $249,999.

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY (CONTINUED)


  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these addi-tional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share pur-chases, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate, will be made at net asset value with no ini-tial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 aggregate investment may be met by adding the purchase to the net asset value of all Class A shares held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share pur-chases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  PFS Investments Representatives may receive different compensation for sell-ing different Classes of shares. Investors should understand that the purpose of

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY (CONTINUED)

the CDSC on the Class B shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through PFS Distributors, Inc. ("PFS"), a distributor of the Fund. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. The initial investment amount will be waived for accounts establishing a Systematic Investment Plan. Subsequent investments of at least $50 may be made for both Classes. For participants in retirement plans qualified under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial and subsequent investment requirement for both Classes is $25. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares in an amount of at least $25. See "Pur-chase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Fund's investment adviser and administrator. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY (CONTINUED)

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset values next determined, plus any applicable sales charge differential. See "Ex-change Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from PFS Shareholder Services (the "Sub-Transfer Agent"). See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The value of the Fund's investments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests. The Fund may invest in foreign securities though management intends to limit such investments to 10% of the Fund's assets. Foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability. See "Investment Objective and Management Policies."

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY (CONTINUED)


THE FUND'S EXPENSES The following expense table lists the costs and estimated expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption:

                                                              CLASS A CLASS B
-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                           5.00%   None
 Maximum CDSC (as a percentage of original cost or redemption
 proceeds, whichever is lower)                                 None*   5.00%
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of offering price)
 Management Fees                                               0.62%   0.62%
 12b-1 Fees**                                                  0.25%   1.00%
 Other Expenses                                                0.15%   0.15%
-----------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                  1.02%   1.77%
-----------------------------------------------------------------------------

 * Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." PFS receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. With respect to Class B shares, PFS receives an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.25% service fee and a 0.75% distribution fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

SMITH BARNEY
Appreciation Fund Inc.

PROSPECTUS SUMMARY (CONTINUED)


  EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
An investor would pay the following expenses
on a $1,000 investment, assuming (1) 5.00%
annual return and (2) redemption at the end
of each time period:
 Class A                                       $60     $81    $104     $169
 Class B                                        68      86     106      189
------------------------------------------------------------------------------
An investor would pay the following expenses
on the same investment, assuming the same
annual return and no redemption:
 Class A                                       $60     $81    $104     $169
 Class B                                        18      56      96      189
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

SMITH BARNEY
Appreciation Fund Inc.

FINANCIAL HIGHLIGHTS

  The following information for the fiscal year ended December 31, 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1995. The infor-mation for the fiscal years ended December 31, 1986 through December 31, 1994 has been audited by Coopers & Lybrand L.L.P. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by refer-ence into the Statement of Additional Information.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

CLASS A                      1995(1)        1994      1993(1)        1992        1991
--------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR             $10.15      $11.01       $10.66      $10.26       $8.30
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.20        0.16         0.15        0.18        0.18
 Net realized and
 unrealized gain/(loss)         2.75       (0.24)        0.72        0.46        2.05
--------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      2.95       (0.08)        0.87        0.64        2.23
--------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income         (0.20)      (0.18)       (0.16)      (0.15)      (0.20)
 Net realized gains            (1.00)      (0.60)       (0.36)      (0.09)      (0.07)
--------------------------------------------------------------------------------------
Total Distributions            (1.20)      (0.78)       (0.52)      (0.24)      (0.27)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $11.90      $10.15       $11.01      $10.66      $10.26
--------------------------------------------------------------------------------------
TOTAL RETURN                   29.26%      (0.77)%       8.13%       6.29%      26.94%
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                    $1,932,573  $1,689,268   $1,579,248  $1,712,411  $1,752,884
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       1.02%       1.02%        1.03%       0.88%       0.80%
 Net investment income          1.71        1.61         1.35        1.58        2.20
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           57%         52%          52%         21%         19%
--------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PAID
ON
EQUITY SECURITY
TRANSACTIONS(2)                $0.06          --           --          --          --
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2) New SEC disclosure guidelines require that the average commission per share be calculated for the current year only.

SMITH BARNEY
Appreciation Fund Inc.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

CLASS A                         1990         1989      1988      1987      1986
--------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR              $8.66        $7.04     $6.49     $6.54     $5.82
--------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.23         0.18      0.18      0.14      0.12
 Net realized and
 unrealized gain/(loss)        (0.26)        1.90      0.69      0.32      1.01
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                     (0.03)        2.08      0.87      0.46      1.13
--------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income         (0.25)       (0.24)    (0.19)    (0.26)       --
 Net realized gains            (0.08)       (0.22)    (0.13)    (0.25)    (0.41)
--------------------------------------------------------------------------------
Total Distributions            (0.33)       (0.46)    (0.32)    (0.51)    (0.41)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                           $8.30        $8.66     $7.04     $6.49     $6.54
--------------------------------------------------------------------------------
TOTAL RETURN                   (0.27)%      29.55%    13.45%     6.95%    19.93%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                    $1,103,293   $1,000,433  $491,397  $431,092  $315,804
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       0.80%        0.90%     0.90%     0.90%     1.00%
 Net investment income          2.90%        3.20%     2.70%     2.20%     2.10%
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           30%          24%       25%       26%       30%
--------------------------------------------------------------------------------

SMITH BARNEY
Appreciation Fund Inc.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

CLASS B SHARES                     1995(1)     1994     1993(1)    1992(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                                 $10.14    $11.00      $10.65      $10.55
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                 0.11      0.13        0.06        0.01
 Net realized and unrealized gain
 (loss)                                2.74     (0.29)       0.73        0.34
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                             2.85     (0.16)       0.79        0.35
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.11)    (0.10)      (0.08)      (0.16)
 Net realized gains                   (1.00)    (0.60)      (0.36)      (0.09)
--------------------------------------------------------------------------------
Total Distributions                   (1.11)    (0.70)      (0.44)      (0.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $11.88    $10.14      $11.00      $10.65
--------------------------------------------------------------------------------
TOTAL RETURN                          28.29%   (1.53)%       7.38%       3.28%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (IN 000S)  $988,069  $761,000  $1,285,966  $1,122,249
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                              1.77%     1.80%       1.83%       1.82%+
 Net investment income                 0.96      0.83        0.56        0.64+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  57%       52%         52%         21%
--------------------------------------------------------------------------------
AVERAGE COMMISSIONS PAID ON
  EQUITY SECURITY TRANSACTIONS(3)     $0.06       --          --          --
--------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

 (2) For the period from November 6, 1992 (inception date) to December 31,
     1992.

 (3) New SEC disclosure guidelines require that the average commissions per share be calculated for the current year only.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

SMITH BARNEY
Appreciation Fund Inc.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's sole investment objective is long-term appreciation of sharehold-ers' capital through investments primarily in equity securities. This invest-ment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries. At the same time, the Fund may hold securities of companies with prospects of sus-tained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. For example, the Fund may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justi-fied in relation to their underlying assets or earning power, or companies in which changes are anticipated that would result in improved operations or prof-itability. Typically, the Fund invests in middle- and larger-sized companies, though it does invest in smaller companies whose securities may reasonably be expected to appreciate. The Fund's investments are spread broadly among differ-ent industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national exchanges, and the Fund may make invest-ments in foreign securities though management intends to limit such investments to 10% of the Fund's assets. In analyzing securities for investment, SBMFM con-siders many different factors, including past growth records, management capa-bility, future earnings prospects and technological innovation, as well as gen-eral market and economic factors which can influence the price of securities. While SBMFM considers dividend potential in selecting investments, current income for distribution to shareholders is secondary to the Fund's principal objective of long-term capital appreciation. The value of the Fund's invest-ments, and thus the net asset value of the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests.

  Under normal market conditions, the majority of the Fund's portfolio consists of common stocks, but it also may contain other equity securities as described above, as well as short-term money market instruments for cash management pur-poses. When SBMFM believes that market conditions warrant,

SMITH BARNEY
Appreciation Fund Inc.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES (CONTINUED)

the Fund may adopt a temporary defensive investment posture, and invest in debt obligations, increase its investment in short-term money market instruments, or engage in repurchase agreement transactions with respect to the securities it is authorized to hold (as described below).

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

  INVESTMENTS AND STRATEGIES

  Lending of Portfolio Securities. From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans may not exceed 33 1/3% of the Fund's total assets taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, let-ters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securi-ties are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBMFM to be of good standing and will not be made unless, in the judgment of SBMFM, the consideration to be earned from such loans would justify the risk.

  Short-Term Investments. As noted above, the Fund may invest in short-term money market instruments, such as: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (in-cluding their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan asso-ciations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

  Repurchase Agreements. The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list

SMITH BARNEY
Appreciation Fund Inc.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES (CONTINUED)

of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usu-ally not more than one week) subject to an obligation of the seller to repur-chase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrange-ment results in a fixed rate of return that is not subject to market fluctua-tions during the Fund's holding period. Further information on repurchase agreements and the risks associated with such investments appears in the State-ment of Additional Information.

  Portfolio Transactions and Turnover. Portfolio securities transactions on behalf of the Fund are placed by SBMFM with a number of brokers and dealers, including Smith Barney. Smith Barney has advised the Fund that in transactions with the Fund, Smith Barney charges a commission rate at least as favorable as the rate that Smith Barney charges its comparable unaffiliated customers in similar transactions.

  The Fund generally does not engage in short-term trading but intends to pur-chase securities for long-term capital appreciation. While the Fund's portfolio rate has in the past exceeded 100%, the Fund's annual portfolio turnover rate is not expected to exceed 100%.

  Foreign Securities. The Fund may invest in securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities, together with other types of foreign securities, to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a simi-lar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in Euro-pean securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

  Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as

SMITH BARNEY
Appreciation Fund Inc.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES (CONTINUED)

foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with cur-rency exchange rates, less complete financial information about individual com-panies, less market liquidity and political instability.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Fund's Board of Directors determines that amortized cost is the fair value of those instruments. Further information regarding the Fund's valu-ation policies is contained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of its net investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In order to avoid the application of a 4.00% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution, shortly before December 31 in each year, of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

SMITH BARNEY
Appreciation Fund Inc.

DIVIDENDS, DISTRIBUTIONS AND TAXES (CONTINUED)


  The per share dividends on Class B shares of the Fund may be lower than the per share dividends on Class A shares principally as a result of the distribu-tion fee applicable with respect to Class B shares. Distributions of capital gains, if any, will be in the same amount for Class A and Class B shares.

 TAXES

  The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code. To qualify, the Fund must first meet cer-tain tests, including the distribution of at least 90% of its investment com-pany taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital loss-
es).

  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares and whether such dividends and distributions are received in cash or reinvested in addi-tional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the share-holder has held the shares for one year or less. Some of the Fund's dividends declared from net investment income may qualify for the Federal dividends-received deduction for corporations.

  Statements as to the tax status of each shareholder's dividends and distribu-tions are mailed annually. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their own tax advisors about the status of the Fund's dividends and distributions for state and local tax liabilities.

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES


 GENERAL

  The Fund offers two Classes of shares to investors purchasing through PFS Investments Representatives. Class A shares are sold to investors with an ini-tial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to con-sider in selecting which Class of shares to purchase.

  Initial purchases of Fund shares must be made through a PFS Investments Rep-resentative by completing the appropriate application found in the prospectus. The completed application should be forwarded to the Sub-Transfer Agent, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062. Checks drawn on for-eign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.

  Investors in Class A and Class B shares may open an account by making an ini-tial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Fund. The initial investment amount will be waived for accounts establishing a Systematic Investment Plan. Subsequent investments of at least $50 may be made for both Classes. For participants in retirement plans qualified under Section 403(b)(7) of the Code, the minimum initial and subsequent investment requirement for both Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors of the Fund and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

  Purchase orders received by the Sub-Transfer Agent prior to the close of reg-ular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date").

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES (CONTINUED)


 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through preau-thorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent.

 INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                SALES CHARGE AS
                         ------------------------------      DEALERS'
                              % OF           % OF       REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
  Less than  $ 25,000         5.00%          5.26%             4.50%
  $ 25,000 -  49,999          4.00           4.17              3.60
    50,000 -  99,999          3.50           3.63              3.15
   100,000 - 249,999          3.00           3.09              2.70
   250,000 - 499,999          2.00           2.04              1.80
   500,000 - and over          *               *                 *
---------------------------------------------------------------------------

* PURCHASES OF CLASS A SHARES, WHICH WHEN COMBINED WITH CURRENT HOLDINGS OF CLASS A SHARES OFFERED WITH A SALES CHARGE EQUAL OR EXCEED $500,000 IN THE AGGREGATE, WILL BE MADE AT NET ASSET VALUE WITHOUT ANY INITIAL SALES CHARGE, BUT WILL BE SUBJECT TO A CDSC OF 1.00% ON REDEMPTIONS MADE WITHIN 12 MONTHS OF PURCHASE. THE CDSC ON CLASS A SHARES IS PAYABLE TO PFS, WHICH, IN TURN, PAYS PFS INVESTMENTS TO COMPENSATE ITS INVESTMENTS REPRESENTATIVES WHOSE CLIENTS MAKE PURCHASES OF $500,000 OR MORE. THE CDSC IS WAIVED IN THE SAME CIRCUMSTANCES IN WHICH THE CDSC APPLICABLE TO CLASS B SHARES IS WAIVED. SEE "DEFERRED SALES CHARGE ALTERNATIVES" AND "WAIVERS OF CDSC."

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. The reduced sales charge minimums may also be met by aggregating the purchase with the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege."

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES (CONTINUED)


 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to Board Members of any of the Smith Barney Mutual Funds, employees of Travelers and its subsidiaries, or the spouses and children of such persons (including the sur-viving spouse of a deceased Board Member or employee, and retired Board Members or employees), or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the secu-rities will not be resold except through redemption or repurchase or employees of members of the National Association of Securities Dealers, Inc.; (b) offers of Class A shares to any other investment company in connection with the combi-nation of such company with the Fund by merger, acquisition of assets or other-wise; (c) shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (d) accounts managed by regis-tered investment advisory subsidiaries of Travelers; and (e) sales through PFS Investments Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, (ii) the shareholder paid an initial sales charge on such redeemed shares and (iii) the shares redeemed were not subject to a deferred sales charge. PFS Investments may pay its Investments Representa-tives an amount equal to 0.40% of the amount invested if the purchase repre-sents redemption proceeds from an investment company distributed by an entity other than PFS. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 VOLUME DISCOUNTS

The "Amount of Investment" referred to in the sales charge table set forth above under "Initial Sales Charge Alternative--Class A Shares" includes the purchase of Class A shares in the Fund and of other funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege."A person eligible for a volume discount includes: an individual; members of a family unit comprising a husband, wife and minor children; a trustee or other

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES (CONTINUED)

fiduciary purchasing for a single fiduciary account including pension, profit-sharing and other employee benefit trusts qualified under Section 401(a) of the Code, or multiple custodial accounts where more than one beneficiary is involved if purchases are made by salary reduction and/or payroll deductionfor qualified and nonqualified accounts and transmitted by a common employer enti-ty. Employer entity for payroll deduction accounts may include trade and craft associations and any other similar organizations.

 LETTER OF INTENT

  A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Fund and other Smith Barney Mutual Funds that are offered with a sales charge listed under "Exchange Privilege" over a 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please con-tact a PFS Investments Representative or the Sub-Transfer Agent to obtain a Letter of Intent application.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares, and (b) Class A shares which, when combined with Class A shares offered with a sales charge currently held by an investor, equal or exceed $500,000 in the aggregate.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES (CONTINUED)

CDSC to the extent that the value of such shares represents: (a) capital appre-ciation of Fund assets; (b) reinvestment of dividends or capital gain distribu-tions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a pur-chase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney state-ment month. The following table sets forth the rates of the charge for redemp-tions of Class B shares by shareholders.

     YEAR SINCE PURCHASE
     PAYMENT WAS MADE      CDSC
--------------------------------
     First                 5.00%
     Second                4.00
     Third                 3.00
     Fourth                2.00
     Fifth                 1.00
     Sixth and thereafter  0.00
--------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fee. There will also be converted at that time such propor-tion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially

SMITH BARNEY
Appreciation Fund Inc.

PURCHASE OF SHARES (CONTINUED)

acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to PFS.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the pur-chase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appre-ciation ($200) and the value of the reinvested dividend shares ($60). There-fore, $240 of the $500 redemption proceeds ($500-$260) would be charged at a rate of 4% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemption of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemption of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation by PFS of the sharehold-er's status or holdings, as the case may be.

SMITH BARNEY
Appreciation Fund Inc.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge differential may apply.

  FUND NAME:

  . Smith Barney Concert Series Inc.--High Growth Portfolio

  . Smith Barney Concert Series Inc.--Growth Portfolio

  . Smith Barney Concert Series Inc.--Balanced Portfolio

  . Smith Barney Concert Series Inc.--Conservative Portfolio

  . Smith Barney Concert Series Inc.--Income Portfolio

  . Smith Barney Exchange Reserve Fund+

  . Smith Barney Growth Opportunity Fund

  . Smith Barney Investment Grade Bond Fund

  . Smith Barney Money Funds, Inc.--Cash Portfolio

---------

  + Available for exchange with Class B shares of the Fund.

  Class A Exchanges. Class A shares of Smith Barney Mutual Funds sold without a sales charge or with a maximum sales charge of less than the maximum charged by other Smith Barney Mutual Funds will be subject to the appropriate "sales charge differential" upon the exchange of their shares for Class A shares of a fund sold with a higher sales charge. The "sales charge differential" is lim-ited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any predecessor of those shares. For pur-poses of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gains distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distribu-tions were paid; however, if no sales charge was imposed upon the initial pur-chase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

SMITH BARNEY
Appreciation Fund Inc.

EXCHANGE PRIVILEGE (CONTINUED)

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. SBMFM may deter-mine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the share-holder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds listed under "Exchange Privilege," which position the shareholder would be expected to main-tain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privi-leges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  Shareholders may redeem some or all of their shares of the Fund for cash at any time by sending a written request in proper form directly to the Sub-Trans

SMITH BARNEY
Appreciation Fund Inc.

REDEMPTION OF SHARES (CONTINUED)

fer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062. Shareholders who, after reviewing the information below, have questions on how to redeem their accounts should contact the Sub-Transfer Agent at (800) 544-5445 or Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

  As described under "Purchase of Shares," redemptions of Class B shares are subject to a CDSC.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registra-tion. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner(s) at the record address, if the sharehold-er(s) has had an address change in the past 45 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signa-ture(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered secu-rities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly completed Redemption Form with any required signature guarantees is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Addi-tionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

  A shareholder may utilize the Sub-Transfer Agent's FAX to redeem his or her account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Trans-fer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

SMITH BARNEY
Appreciation Fund Inc.

REDEMPTION OF SHARES (CONTINUED)


  In all cases, the redemption price is the net asset value per share of the Fund next determined after the request for redemption is received in proper form by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  After following the above-stated redemption guidelines, a shareholder may elect to have the redemption proceeds wire-transferred directly to the share-holder' bank account of record (defined as a currently established pre-autho-rized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the Fund. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner, a signature guarantee will be required from all shareholders. A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinar-ily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

SMITH BARNEY
Appreciation Fund Inc.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size). The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid automatic redemption.

PERFORMANCE

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A and Class B shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a speci-fied period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the com-position of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

SMITH BARNEY
Appreciation Fund Inc.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for the management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributors, investment adviser and admin-istrator, custodian and Sub-Transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR -- SBMFM

  SBMFM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser and administrator and manages the day-to-day operations of the Fund pursuant to investment advisory and administration agreements entered into by SBMFM and the Fund. SBMFM, which is a registered investment adviser, has (through its predecessors) been in the investment coun-seling business since 1940 and renders investment advice to investment compa-nies that had aggregate assets under management as of January 31, 1996, in excess of $74 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, SBMFM manages the Fund's portfolio in accordance with the Fund's stated invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio man-agers and securities analysts who provide research services to the Fund.

  Investment advisory fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets 0.55% up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion; 0.402% of the next $1 billion, and 0.365% of the net assets in excess of $3 billion. For the fiscal year ended December 31, 1995, the Fund paid investment advisory fees equal to 0.453% of the value of its net assets.

  Administration fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.20% up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next billion; and 0.135% of net assets in

SMITH BARNEY
Appreciation Fund Inc.

MANAGEMENT OF THE FUND (CONTINUED)

excess of $3 billion. For the fiscal year ended December 31, 1995, the Fund paid administration fees equal to 0.166% of the value of the average daily net assets of the Fund. For the Fund's most recent fiscal year, total operating expenses were 1.02% and 1.77% for Class A and B shares, respectively.

 PORTFOLIO MANAGEMENT

  Harry D. Cohen, Vice President and Investment Officer of the Fund, is primar-ily responsible for management of the Fund's assets. Mr. Cohen has served in this capacity since January 1979, and manages the day-to-day operations of the Fund including making all investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended December 31, 1995 are included in the Annual Report dated December 31, 1995. A copy of the Annual Report may be obtained upon request and without charge from the Sub-Transfer Agent or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

DISTRIBUTOR

  PFS is located at 3100 Breckinridge Boulevard, Duluth, Georgia 30199-0001. PFS distributes shares of the Fund as a principal underwriter and as such con-ducts a continuous offering pursuant to a "best efforts" arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pur-suant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid an annual service fee with respect to Class A and Class B shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. PFS is also paid an annual distribu-tion fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that auto-matically convert to Class A shares eight years after the date of original pur-chase will no longer be subject to a distribution fee. The fees are paid to PFS which, in turn, pays PFS Investments to pay its Investments Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing pro-spectuses to potential investors; payments to and expenses of Investments Rep-resentatives and other per

SMITH BARNEY
Appreciation Fund Inc.

DISTRIBUTOR (CONTINUED)

sons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Fund shares, including lease, util-ity, communications and sales promotion expenses.

  The payments to PFS Investments Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and a continuing fee for servicing shareholder accounts for as long as a share-holder remains a holder of that Class. PFS Investments Representatives may receive different levels of compensation for selling different Classes.

  PFS Investments may be deemed to be an underwriter for purposes of the Secu-rities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Repre-sentatives that sell shares of the Fund.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by PFS and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a con-tinuing basis and in so doing will consider all relevant factors, including expenses borne by PFS, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Fund was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 2, 1969, as amended from time to time, and is registered with the SEC as a diversified open-end management investment compa-ny. The Fund offers to investors purchasing through PFS shares of common stock currently classified into two Classes, A and B. Each Class represents an iden-tical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights

SMITH BARNEY
Appreciation Fund Inc.

ADDITIONAL INFORMATION (CONTINUED)

on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appro-priate action.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  PFS Shareholder Services, located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062, serves as the Fund's Sub-Transfer Agent.

  The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund plans to consoli-date the mailing of its Prospectuses so that a shareholder having multiple accounts (i.e., individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact the Fund's Sub-Transfer Agent.

--------------------------------------------------------------------------------






     Smith
     Barney
     Appreciation
     Fund Inc.

     3100 Breckenridge Blvd, Bldg 200
     Duluth, Georgia 30199-0062

     FDXXXX XX